Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust, at fair value	$ 590,023	$ 534,194
Receivables
Employer contributions	323	295
Participant contributions	1,113	959
Notes receivable from participants	10,087	10,019
Total receivables	11,523	11,273
Net assets available for benefits	$ 601,546	$ 545,467